Exhibit 31.2.1

AMERICAN VANGUARD CORPORATION

CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David T. Johnson, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of American Vanguard Corporation; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 30, 2025	/s/ David T. Johnson
David T. Johnson Chief Financial Officer and Principal Accounting Officer